Intangible Assets	12 Months Ended
Dec. 31, 2019
Intangible Assets
Intangible Assets

(6)      Intangible Assets

Mortgage Servicing Rights

At December 31, 2019 the Company was servicing $271.4 million of loans sold to the secondary market compared to $279.9 million and $285.8 million at December 31, 2018 and 2017, respectively. Mortgage loan servicing fees, reported in real estate servicing fees, net, earned on loans sold and serviced for others were $778,000,  $821,000, and $833,000, for the years ended December 31, 2019, 2018, and 2017, respectively.

The table below presents changes in mortgage servicing rights (MSRs) for the years ended December 31, 2019, 2018, and 2017.

(in thousands)	2019	2018	2017
Balance at beginning of period	$2,931	$2,713	$2,584
Originated mortgage servicing rights	290	245	222
Changes in fair value:
Due to changes in model inputs and assumptions (1)	(434)	286	364
Other changes in fair value (2)	(305)	(313)	(457)
Total changes in fair value	(739)	(27)	(93)
Balance at end of period	$2,482	$2,931	$2,713

(1)

The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.

(2)	Other changes in fair value reflect changes due to customer payments and passage of time.

Total changes in fair value are reported in real estate servicing fees, net, reported in non-interest income in the Company's consolidated statements of income.

The following key data and assumptions were used in estimating the fair value of the Company's mortgage servicing rights as of December 31, 2019 and 2018:

	2019	2018
Weighted average constant prepayment rate	13.42%	8.87%
Weighted average note rate	3.93%	3.95%
Weighted average discount rate	8.61%	10.28%
Weighted average expected life (in years)	4.8	6.3